UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: February 28, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

FORM N-Q

FEBRUARY 28, 2014

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited)	February 28, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 35.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,238,065		$2,663,996
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,319,282		2,666,451
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,291,874		2,560,094
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	915,073		1,254,865
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	358,248		438,630
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,814,784		2,584,082
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,315,599		1,567,825
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	766,310		915,980
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	1,383,228		1,197,357
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	942,806		784,002
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,215,326		1,245,139
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,877,084		3,074,210
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,878,443		5,044,232
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	490,501		540,241
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	2,242,194		2,481,126
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,257,596		2,343,491
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,546,458		1,699,412
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	2,137,575		2,213,726
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,134,903		1,247,773
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	662,216		750,270
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	862,364		973,662
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,011,028		1,105,575
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,112,753		4,427,958
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,823,175		2,946,248
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,180,947		4,144,690
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,016,945		1,997,721
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,151,138		1,125,058
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	701,078		700,914

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $54,984,898)					54,694,728

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.0%
Canada - 0.0%
Government of Canada, Bonds (Cost - $61,905)	4.250%	12/1/26	41,917	CAD	55,413

			SHARES
COMMON STOCKS - 21.5%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.2%
Johnson Controls Inc.			2,200		108,680
Magna International Inc., Class A Shares			1,100		98,032
NHK Spring Co., Ltd.			8,000		83,168

Total Auto Components					289,880

Automobiles - 0.3%
Fuji Heavy Industries Ltd.			4,900		132,551
Mazda Motor Corp.			18,000		86,489	*
Mitsubishi Motors Corp.			5,900		65,279	*
Toyota Motor Corp.			2,000		114,749

Total Automobiles					399,068

Diversified Consumer Services - 0.1%
New Oriental Education & Technology Group Inc., ADR			2,300		64,032

Hotels, Restaurants & Leisure - 0.9%
Bally Technologies Inc.			2,000		135,500	*
Brinker International Inc.			1,500		82,500
Galaxy Entertainment Group Ltd.			11,000		110,276	*
Las Vegas Sands Corp.			1,500		127,875
MGM China Holdings Ltd.			76,400		325,858

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	SHARES	VALUE
Hotels, Restaurants & Leisure - 0.9% (continued)
Sands China Ltd.	24,400	$204,210
Starwood Hotels & Resorts Worldwide Inc.	2,250	185,535
Wyndham Worldwide Corp.	2,600	189,488

Total Hotels, Restaurants & Leisure		1,361,242

Media - 0.6%
British Sky Broadcasting Group PLC	14,554	229,091
Comcast Corp., Class A Shares	1,950	100,796
Rightmove PLC	3,624	167,189
Starz	7,300	233,454	*
Time Warner Cable Inc.	1,700	238,595

Total Media		969,125

Multiline Retail - 0.1%
Next PLC	1,652	186,314

Specialty Retail - 0.4%
Chow Tai Fook Jewellery Group Ltd.	86,200	151,061
DSG International PLC	121,210	104,328	*
Gap Inc.	2,800	122,500
GNC Holdings Inc., Class A Shares	1,200	55,824
Lowe’s Cos. Inc.	2,500	125,075
PetSmart Inc.	1,000	67,060

Total Specialty Retail		625,848

Textiles, Apparel & Luxury Goods - 0.4%
Hanesbrands Inc.	2,200	161,216
NIKE Inc., Class B Shares	2,700	211,410
Pandora A/S	4,091	277,248

Total Textiles, Apparel & Luxury Goods		649,874

TOTAL CONSUMER DISCRETIONARY		4,545,383

CONSUMER STAPLES - 2.1%
Beverages - 0.5%
Britvic PLC	15,654	203,810
Coca-Cola Enterprises Inc.	1,700	80,036
Constellation Brands Inc., Class A Shares	1,800	145,854	*
Dr. Pepper Snapple Group Inc.	2,800	145,908
PepsiCo Inc.	2,700	216,189

Total Beverages		791,797

Food & Staples Retailing - 0.2%
Alimentation Couche-Tard Inc., Class B Shares	900	70,924
Kroger Co.	4,250	178,245

Total Food & Staples Retailing		249,169

Food Products - 0.6%
Archer-Daniels-Midland Co.	5,000	203,000
Bunge Ltd.	1,700	135,337
Hillshire Brands Co.	4,250	159,587
Kerry Group PLC, Class A Shares	1,120	84,609
Tate & Lyle PLC	17,800	191,361
Unilever PLC	3,900	159,416

Total Food Products		933,310

Household Products - 0.3%
Clorox Co.	1,700	148,376
Procter & Gamble Co.	1,800	141,588
Reckitt Benckiser Group PLC	2,658	218,720

Total Household Products		508,684

Personal Products - 0.2%
Kao Corp.	8,400	288,474

Tobacco - 0.3%
Altria Group Inc.	8,200	297,332

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	SHARES	VALUE
Tobacco - 0.3% (continued)
Japan Tobacco Inc.	6,100	$193,723

Total Tobacco		491,055

TOTAL CONSUMER STAPLES		3,262,489

ENERGY - 1.7%
Energy Equipment & Services - 0.4%
China Oilfield Services Ltd.	54,000	146,124
Core Laboratories NV	750	141,037
Dril-Quip Inc.	1,750	188,230	*
Helmerich & Payne Inc.	700	69,125
Schlumberger Ltd.	700	65,100

Total Energy Equipment & Services		609,616

Oil, Gas & Consumable Fuels - 1.3%
ConocoPhillips	1,500	99,750
Dragon Oil PLC	10,943	111,049
Enerplus Corp.	6,600	130,713
Exxon Mobil Corp.	4,007	385,754
Marathon Petroleum Corp.	1,200	100,800
OMV AG	3,578	162,830
Phillips 66	2,990	223,831
Polish Oil & Gas Co.	97,360	164,741
Ultra Petroleum Corp.	6,000	150,960	*
Valero Energy Corp.	6,580	315,708
Woodside Petroleum Ltd.	2,325	78,735

Total Oil, Gas & Consumable Fuels		1,924,871

TOTAL ENERGY		2,534,487

FINANCIALS - 4.6%
Capital Markets - 0.3%
Aberdeen Asset Management PLC	25,492	166,738
Daiwa Securities Group Inc.	11,000	99,008
GAM Holding AG	3,321	58,717
Macquarie Group Ltd.	2,754	138,285
Schroders PLC	1,572	71,417

Total Capital Markets		534,165

Commercial Banks - 1.6%
Aozora Bank Ltd.	50,000	145,426
Bank of America Corp.	5,000	82,650
Canadian Imperial Bank of Commerce	2,000	167,398
Credit Agricole SA	14,477	230,200	*
DBS Group Holdings Ltd.	7,000	91,224
DNB ASA	3,800	68,947
Fifth Third Bancorp	14,350	311,323
JPMorgan Chase & Co.	6,463	367,228
KeyCorp	4,950	65,192
Mizuho Financial Group Inc.	79,500	163,265
Nordea Bank AB	9,469	135,648
Sumitomo Mitsui Financial Group Inc.	5,000	223,052
Swedbank AB, Class A Shares	3,933	111,028
Wells Fargo & Co.	5,070	235,349

Total Commercial Banks		2,397,930

Consumer Finance - 0.1%
Corrections Corp. of America	3,200	106,720

Insurance - 2.1%
Ageas	2,609	119,722
Allianz AG, Registered Shares	2,011	360,019
Allstate Corp.	3,245	176,074
American Financial Group Inc.	3,397	194,173
Assurant Inc.	2,896	190,064
AXA SA	5,142	134,427

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	SHARES	VALUE
Insurance - 2.1% (continued)
Axis Capital Holdings Ltd.	1,400	$61,558
Everest Re Group Ltd.	1,000	149,240
Hannover Rueck SE	3,000	255,494
Hanover Insurance Group Inc.	1,800	105,912
Hiscox Ltd.	10,848	118,439
Legal & General Group PLC	21,616	87,018
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	953	208,692
PartnerRe Ltd.	600	59,328
Protective Life Corp.	6,560	342,038
Prudential PLC	9,225	209,317
SCOR SE	1,915	67,086
Swiss Life Holding	767	190,900
Swiss Re AG	1,710	159,820
Travelers Cos. Inc.	900	75,456

Total Insurance		3,264,777

Real Estate Investment Trusts (REITs) - 0.1%
GPT Group	30,842	102,381

Real Estate Management & Development - 0.4%
China Overseas Land & Investment Ltd.	50,000	134,333
China Resources Land Ltd.	30,000	67,805
Country Garden Holdings Co., Ltd.	224,000	115,744
Daito Trust Construction Co., Ltd.	1,300	120,905
Shimao Property Holdings Ltd.	55,000	110,276

Total Real Estate Management & Development		549,063

TOTAL FINANCIALS		6,955,036

HEALTH CARE - 2.5%
Biotechnology - 0.5%
Actelion Ltd.	1,260	133,593
Grifols SA	2,881	164,235
Myriad Genetics Inc.	5,000	181,050	*
United Therapeutics Corp.	2,000	202,840	*

Total Biotechnology		681,718

Health Care Equipment & Supplies - 0.1%
Medtronic Inc.	3,000	177,780

Health Care Providers & Services - 0.3%
Aetna Inc.	1,530	111,246
Cardinal Health Inc.	2,600	185,978
WellPoint Inc.	1,789	162,066

Total Health Care Providers & Services		459,290

Pharmaceuticals - 1.6%
AbbVie Inc.	4,846	246,710
Eli Lilly & Co.	1,200	71,532
Endo Pharmaceuticals Holdings Inc.	3,991	318,562	*
Jazz Pharmaceuticals PLC	1,200	182,334	*
Johnson & Johnson	2,800	257,936
Novo Nordisk A/S, Class B Shares	8,500	405,151
Pfizer Inc.	6,397	205,408
Roche Holding AG	1,700	524,593
Salix Pharmaceuticals Ltd.	1,800	194,256	*
Shire PLC	1,266	70,383

Total Pharmaceuticals		2,476,865

TOTAL HEALTH CARE		3,795,653

INDUSTRIALS - 2.3%
Aerospace & Defense - 1.2%
Alliant Techsystems Inc.	2,150	289,798
BAE Systems PLC	44,600	306,881
Boeing Co.	2,500	322,300
Exelis Inc.	7,800	159,354

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	SHARES	VALUE
Aerospace & Defense - 1.2% (continued)
Lockheed Martin Corp.	1,770	$287,271
Northrop Grumman Corp.	1,800	217,854
Safran SA	3,900	274,596

Total Aerospace & Defense		1,858,054

Airlines - 0.1%
Copa Holdings SA, Class A Shares	800	108,368
easyJet PLC	2,971	85,621

Total Airlines		193,989

Building Products - 0.1%
Lennox International Inc.	1,400	128,632

Construction & Engineering - 0.1%
Aecom Technology Corp.	4,250	135,745	*

Electrical Equipment - 0.0%
Mitsubishi Electric Corp.	6,000	71,043

Industrial Conglomerates - 0.3%
DCC PLC	4,771	252,701
Siemens AG, Registered Shares	1,791	239,202

Total Industrial Conglomerates		491,903

Machinery - 0.1%
Schindler Holding AG	790	118,477
Toro Co.	1,000	66,230

Total Machinery		184,707

Professional Services - 0.1%
Manpower Inc.	1,000	78,160

Road & Rail - 0.3%
Central Japan Railway Co.	2,500	290,729
West Japan Railway Co.	3,200	131,119

Total Road & Rail		421,848

TOTAL INDUSTRIALS		3,564,081

INFORMATION TECHNOLOGY - 2.9%
Communications Equipment - 0.5%
Brocade Communications Systems Inc.	27,400	262,218	*
Cisco Systems Inc.	13,950	304,110
QUALCOMM Inc.	2,850	214,576

Total Communications Equipment		780,904

Computers & Peripherals - 0.7%
Apple Inc.	1,200	631,488
SanDisk Corp.	2,000	148,600
Seiko Epson Corp.	2,800	84,190
Western Digital Corp.	2,850	247,921

Total Computers & Peripherals		1,112,199

Electronic Equipment, Instruments & Components - 0.1%
Zebra Technologies Corp., Class A Shares	1,200	82,788	*

Internet Software & Services - 0.2%
United Internet AG	1,458	67,851
VeriSign Inc.	3,000	165,330	*

Total Internet Software & Services		233,181

IT Services - 0.4%
Cielo SA	3,700	100,203
Computer Sciences Corp.	2,550	161,160
International Business Machines Corp.	600	111,102
NeuStar Inc.	3,400	121,788	*
Xerox Corp.	14,100	154,959

Total IT Services		649,212

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY	SHARES	VALUE
Semiconductors & Semiconductor Equipment - 0.4%
Marvell Technology Group Ltd.	6,600	$100,914
Samsung Electronics Co., Ltd.	266	336,144
Texas Instruments Inc.	4,000	179,840

Total Semiconductors & Semiconductor Equipment		616,898

Software - 0.6%
Activision Blizzard Inc.	3,400	65,790
Amdocs Ltd.	2,300	102,304
Aspen Technology Inc.	3,600	169,020	*
CA Inc.	5,650	189,275
Constellation Software Inc.	700	154,831
Electronic Arts Inc.	2,600	74,334	*
Microsoft Corp.	5,195	199,020

Total Software		954,574

TOTAL INFORMATION TECHNOLOGY		4,429,756

MATERIALS - 1.0%
Chemicals - 0.7%
EMS-Chemie Holding AG	342	131,823
Huntsman Corp.	12,050	293,538
LyondellBasell Industries NV, Class A Shares	2,200	193,776
Nippon Paint Co. Ltd.	12,000	183,708
PPG Industries Inc.	1,650	326,403

Total Chemicals		1,129,248

Construction Materials - 0.2%
Imerys SA	1,794	167,147
Taiwan Cement Corp.	52,000	83,037	(a)

Total Construction Materials		250,184

Containers & Packaging - 0.1%
Packaging Corp. of America	2,400	174,936

TOTAL MATERIALS		1,554,368

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.6%
AT&T Inc.	4,700	150,071
BT Group PLC	37,119	254,722
LG Uplus Corp.	9,940	97,305	*
PT Telekomunikasi Indonesia Persero Tbk	517,500	103,643
Verizon Communications Inc.	6,300	299,754

Total Diversified Telecommunication Services		905,495

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Series L Shares, ADR	9,800	189,826
Freenet AG	4,226	142,883
Sistema JSFC, Registered Shares, GDR	6,700	165,825

Total Wireless Telecommunication Services		498,534

TOTAL TELECOMMUNICATION SERVICES		1,404,029

UTILITIES - 0.5%
Electric Utilities - 0.1%
E.ON SE	3,706	70,695
Huaneng Power International Inc., Class H Shares	142,000	126,803

Total Electric Utilities		197,498

Gas Utilities - 0.1%
Gas Natural SDG SA	7,303	187,444

Independent Power Producers & Energy Traders - 0.1%
AES Corp.	7,800	106,470

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2014

SECURITY			SHARES	VALUE
Multi-Utilities - 0.1%
Wisconsin Energy Corp.			3,800	$167,048

Water Utilities - 0.1%
Guangdong Investment Ltd.			160,000	166,586

TOTAL UTILITIES				825,046

TOTAL COMMON STOCKS (Cost - $25,917,677)				32,870,328

INVESTMENTS IN UNDERLYING FUNDS - 20.3%
iShares Trust - iShares Barclays TIPS Bond Fund			21,729	2,448,858
iShares Trust - iShares MSCI EAFE Index Fund			80,420	5,424,329
Vanguard Index Funds - Vanguard Total Stock Market Fund, ETF Shares			55,888	5,443,491
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares			249,761	17,670,591

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $25,471,627)				30,987,269

PREFERRED STOCKS - 0.3%
CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA			1,603	178,890

FINANCIALS - 0.1%
Commercial Banks - 0.1%
Itau Unibanco Holding SA			8,200	109,217

MATERIALS - 0.1%
Metals & Mining - 0.1%
Vale SA			9,300	115,380

UTILITIES - 0.0%
Independent Power Producers & Energy Traders - 0.0%
Cia Energetica de Sao Paulo			9,200	88,282

TOTAL PREFERRED STOCKS (Cost - $545,633)				491,769

SECURITY		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $124.50		3/21/14	28	16,625
U.S. Treasury 10-Year Notes Futures, Put @ $122.00		5/23/14	44	15,125

TOTAL PURCHASED OPTIONS (Cost - $36,171)				31,750

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $107,017,911)				119,131,257

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 14.6%
Repurchase Agreements - 14.6%
Interest in $1,500,000,000 joint tri-party repurchase agreement dated 2/28/14 with RBS Securities Inc.; Proceeds at maturity - $21,020,071; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/14 to 2/15/43; Market value - $21,440,483)	0.040%	3/3/14	21,020,000	21,020,000
Interest in $284,805,000 joint tri-party repurchase agreement dated 2/28/14 with Deutsche Bank Securities Inc.; Proceeds at maturity - $1,302,005; (Fully collateralized by various U.S. government obligations, 0.000% to 1.375% due 2/28/19 to 5/15/43; Market value - $1,334,844)	0.050%	3/3/14	1,302,000	1,302,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $22,322,000)				22,322,000

TOTAL INVESTMENTS - 92.5% (Cost - $129,339,911#)				141,453,257
Other Assets in Excess of Liabilities - 7.5%				11,433,483

TOTAL NET ASSETS - 100.0%				$152,886,740

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 28, 2014

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
CAD	— Canadian Dollar
GDR	— Global Depositary Receipts

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes Futures, Put	5/23/14	$120.00	44	$4,813
U.S. Treasury 10-Year Notes Futures, Put	3/21/14	123.00	19	2,375

TOTAL WRITTEN OPTIONS (Premiums received - $10,623)				$7,188

See Notes to Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. This Schedule of Investments is the consolidated Schedule of Investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$54,694,728	—	$54,694,728
Non-U.S. treasury inflation protected securities	—	55,413	—	55,413
Common stocks:
Materials	$1,471,331	83,037	—	1,554,368
Other common stocks	31,315,960	—	—	31,315,960
Investments in underlying funds	30,987,269	—	—	30,987,269
Preferred stocks	491,769	—	—	491,769
Purchased options	31,750	—	—	31,750

Total long-term investments	$64,298,079	$54,833,178	—	$119,131,257

Short-term investments†	—	22,322,000	—	22,322,000

Total investments	$64,298,079	$77,155,178	—	$141,453,257

Other financial instruments:
Futures contracts	$252,084	—	—	$252,084
Forward foreign currency contracts	—	$571,761	—	571,761
OTC commodity index swaps	—	420,596	—	420,596

Total other financial instruments	$252,084	$992,357	—	$1,244,441

Total	$64,550,163	$78,147,535	—	$142,697,698

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$7,188	—	—	$7,188
Futures contracts	31,679	—	—	31,679
Forward foreign currency contracts	—	$364,770	—	364,770

Total	$38,867	$364,770	$—	$403,637

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

Notes to Consolidated Schedule of Investments (unaudited) (continued)

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts, if any, are identified in the Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended February 28, 2014, see Note 3.

Commodity index swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Consolidated Schedule of Investments.

Notes to Consolidated Schedule of Investments (unaudited) (continued)

As of February 28, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $371,958. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At February 28, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,316,314
Gross unrealized depreciation	(1,202,968)

Net unrealized appreciation	$12,113,346

During the period ended February 28, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as November 30, 2013	56	$18,740
Options written	246	55,036
Options closed	(183)	(50,702)
Options exercised	(56)	(12,451)
Options expired	—	—

Written options, outstanding as of February 28, 2014	63	$10,623

At February 28, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
S&P GSCI	64	3/14	$10,149,338	$10,400,000	$250,662
U.S. Treasury 5-Year Notes	7	6/14	837,594	839,016	1,422

					252,084

Contracts to Sell:
U.S. Treasury 10-Year Notes	42	6/14	5,209,013	5,230,313	(21,300)
U.S. Treasury Ultra Long-Term Bonds	6	6/14	787,996	798,375	(10,379)

					$(31,679)

Net unrealized gain on open futures contracts					$220,405

At February 28, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Bank of America, N.A.	3,103,138	$2,766,288	3/19/14	$2,519
Australian Dollar	Bank of America, N.A.	308,000	274,566	3/19/14	4,371
British Pound	Bank of America, N.A.	3,047,000	5,101,782	3/19/14	135,690
British Pound	JPMorgan Chase & Co.	219,000	366,685	3/19/14	8,989
Canadian Dollar	JPMorgan Chase & Co.	6,957,117	6,280,585	3/19/14	(275,713)
Canadian Dollar	JPMorgan Chase & Co.	781,000	705,053	3/19/14	(8,634)
Euro	Bank of America, N.A.	17,484,000	24,132,918	3/19/14	100,600
Euro	Bank of America, N.A.	1,487,000	2,052,485	3/19/14	30,274
Japanese Yen	Bank of America, N.A.	584,221,000	5,741,038	3/19/14	63,775

Notes to Consolidated Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Japanese Yen	Morgan Stanley & Co.	52,058,000	$511,565	3/19/14	$12,230
Mexican Peso	Bank of America, N.A.	35,977,000	2,709,929	3/19/14	(43,834)
Mexican Peso	Morgan Stanley & Co.	3,895,000	293,387	3/19/14	1,771
New Zealand Dollar	Bank of America, N.A.	3,366,000	2,818,956	3/19/14	57,793
New Zealand Dollar	Bank of America, N.A.	244,000	204,345	3/19/14	2,040
Norwegian Krone	Bank of America, N.A.	17,117,000	2,850,295	3/19/14	78,030
Norwegian Krone	Morgan Stanley & Co.	1,376,000	229,129	3/19/14	7,067
Swedish Krona	Bank of America, N.A.	11,505,000	1,793,940	3/19/14	46,703
Swedish Krona	Bank of America, N.A.	686,000	106,966	3/19/14	953
Swiss Franc	Bank of America, N.A.	134,000	152,377	3/19/14	4,503
Swiss Franc	UBS AG	1,375,000	1,563,569	3/19/14	14,453

					243,580

Contracts to Sell:
Swiss Franc	UBS AG	47,000	53,446	3/19/14	(493)
British Pound	Credit Suisse	517,711	866,478	5/14/14	(18,468)
Euro	Citibank, N.A.	449,394	620,293	5/14/14	(5,506)
Japanese Yen	Bank of America, N.A.	138,973,223	1,366,060	5/14/14	(11,033)
Japanese Yen	Credit Suisse	29,412,158	289,112	5/14/14	(1,089)

					(36,589)

Net unrealized gain on open forward foreign currency contracts					$206,991

At February 28, 2014, the Fund held the following commodity index swap contracts:

AGREEMENT WITH:	TERMINATION DATE	THE FUND AGREES TO PAY	THE FUND WILL RECEIVE	CONTRACT NOTIONAL AMOUNT	UNREALIZED APPRECIATION
Goldman Sachs & Co.	3/13/14	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	$9,006,691	$165,945
Morgan Stanley & Co. Inc.	3/13/14	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	9,006,692	165,946
Merrill Lynch International	3/6/14	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	1,967,780	88,705

Total				$19,981,163	$420,596

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2014.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$31,750	$(7,188)	$1,422	$(31,679)	—	—	—	$(5,695)
Foreign Exchange Risk	—	—	—	—	$571,761	$(364,770)	—	206,991
Commodity Risk	—	—	250,662	—	—	—	$420,596	671,258

Total	$31,750	$(7,188)	$252,084	$(31,679)	$571,761	$(364,770)	$420,596	$872,554

Notes to Consolidated Schedule of Investments (unaudited) (continued)

During the period ended February 28, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$17,793
Written options	10,055
Futures contracts (to buy)	17,132,974
Futures contracts (to sell)	6,812,242
Forward foreign currency contracts (to buy)	68,061,812
Forward foreign currency contracts (to sell)	13,362,294

Average Notional Balance
Commodity index swap contracts	$19,010,462

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: April 25, 2014

By	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: April 25, 2014